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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 2, 1996
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                                  HemaSure Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             0-19410                                      04-3216862
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    (Commission File Number)                   (IRS Employer Identification No.)



140 Locke Drive, Marlborough, Massachusetts                         01752
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (508) 485-6850
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.
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     On May 2, 1996, HemaSure Inc., a Delaware corporation, acquired, through its U.S. and Danish subsidiaries, the plasma product unit of Novo Nordisk A/S, a Denmark corporation.

     The purchase price for the transaction is comprised of three portions. The first portion of $1,800,000 is payable in 1998 in cash or common stock of HemaSure or a subsidiary of HemaSure, at the Company's option. The second portion of approximately $13,000,000 is payable from time to time upon sale of acquired inventory (valued at approximately $13,000,000) but no later than 1998, provided that up to $4,000,000 of this portion may be forgiven in certain circumstances. The third portion of the purchase price of approximately $8,000,000 is payable in 1998 in cash or common stock of HemaSure or a subsidiary of HemaSure, at the Company's option, provided that all of this portion may be forgiven in certain circumstances.

Item 7.  Financial Statements and Exhibits.
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     (a) Financial Statements of Business Acquired.
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     It is impracticable to provide the required financial statements at the time of filing of this Current Report on Form 8-K. Required financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than July 16, 1996.

     (b) Pro Forma Financial Statements.
         ------------------------------

     It is impracticable to provide the required financial statements at the time of filing of this Current Report on Form 8-K. Required financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than July 16, 1996.

     (c) Exhibits.
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     See Exhibit Index attached hereto.






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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HEMASURE INC.
                                       (Registrant)



Date:  May 15, 1996                    By: /s/ Eugene J. Zurlo
                                           --------------------------------
                                           Eugene J. Zurlo,
                                           Chairman and Chief Executive Officer







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
                                  EXHIBIT INDEX
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                                                                        Page No.
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
*2.1  Asset Purchase Agreement dated as of May 2, 1996, among
      HemaSure Inc., HemaPharm Inc., HemaPharm A/S and Novo Nordisk
      A/S.


24.1  Press Release dated May 6, 1996.


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*  Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996.

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